UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2004

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  000-19480                    58-1651222
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File No.)                 Identification No.)


  2840 Mt. Wilkinson Parkway, Atlanta, Georgia                     30339
    (Address of principal executive offices)                     (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)





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Item 5.  Other Events and Regulation FD Disclosure.

     On June 30, 2004, Per-Se Technologies, Inc. issued a press release announcing the completion of its sale of $125 million aggregate principal amount of 3.25% convertible subordinated debentures due 2024, and the completion of an amendment to its senior revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements  and Exhibits.

       (c)       Exhibits

       99.1 Press Release dated June 30, 2004, announcing the Registrant's completion of its sale of $125 million aggregate principal amount of 3.25% convertible subordinated debentures due 2024, and the completion of an amendment to its senior revolving credit facility.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 30, 2004


                                             PER-SE TECHNOLOGIES, INC.



                                             By: /s/ CHRIS E. PERKINS
                                                 -------------------------------
                                                 Chris E. Perkins
                                                 Executive Vice President
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit
    No.                                 Description
  -------                               -----------

   99.1 Press Release dated June 30, 2004, announcing the Registrant's completion of its sale of $125 million aggregate principal amount of 3.25% convertible subordinated debentures due 2024, and the completion of an amendment to its senior revolving credit facility.